CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

Exhibit 10.29

FIFTH AMENDMENT TO LEASE AGREEMENT

This FIFTH AMENDMENT TO LEASE AGREEMENT (“this Fifth Amendment”) is dated as of November 28, 2022 (“Effective Date”), by and between ARE-8000/9000/10000 VIRGINIA MANOR, LLC, a Delaware limited liability company, having an address at 26 North Euclid Avenue, Pasadena, California  91101 (“Landlord”), and NEXTCURE, INC., a Delaware corporation, having an address at Suite 140, 8000 Virginia Manor Road, Beltsville, Maryland  20705 (“Tenant”).

RECITALS

A.Landlord and Tenant have entered into that certain Lease Agreement dated as of January 30, 2019 (“Original Lease”), as amended by that certain First Amendment to Lease Agreement dated as of August 2, 2019 (“First Amendment”), that certain Second Amendment to Lease Agreement dated as of February 19, 2020 (“Second Amendment”), that certain Third Amendment to Lease Agreement dated as of February 4, 2022 (“Third Amendment” ”), and that certain Fourth Amendment to Lease Agreement dated as of June 10, 2022 (“Fourth Amendment”; together with the Original Lease, the First Amendment, the Second Amendment, and the Third Amendment, the “Lease”), wherein Landlord leased to Tenant approximately 63,576 rentable square feet (“Existing Premises”) located at Suite 140, 8000 Virginia Manor Road, Beltsville, Maryland  20705, as more particularly described in the Lease.

B.Landlord and Tenant desire to amend the Lease, among other things, to modify the Base Rent for the 2022 Expansion Premises.

AGREEMENT

Now, therefore, in consideration of the foregoing Recitals, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.Definitions; Recitals.  Terms used in this Fifth Amendment but not otherwise defined shall have the meanings set forth in the Lease (as amended).  The Recitals form an integral part of this Fifth Amendment and are hereby incorporated by reference.

2.Amendment to Section 4.f of the Third Amendment.  Effective as of the Effective Date, Section 4.f of the Third Amendment is hereby amended by deleting “[***] per month (2022 Expansion Premises)” and replacing it with “[***] per month (2022 Expansion Premises)”.

3.	Miscellaneous.

a.Entire Agreement.  The Lease, as amended by this Fifth Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  The Lease, as so amended by this Fifth Amendment, may be amended only by an agreement in writing, signed by the parties hereto.

b.Binding Effect.  This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, members, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c.Broker.  Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this Fifth Amendment and that no Broker brought about this Fifth Amendment, other than CB Richard Ellis (“CBRE”).  CBRE shall be paid by Landlord pursuant to a separate agreement between Landlord and CBRE.  Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

other than the brokers named in this Section, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment.

d.Counterparts.  This Fifth Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000, including DocuSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.  Electronic signatures shall be deemed original signatures for purposes of this Fifth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

e.Ratification; Conflicts.  Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment.  In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail.  Regardless of whether specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH [***].

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment under seal as of the day and year first above written.

TENANT:

nextcure, inc.,

a Delaware corporation

By: /s/ Michael Richman (SEAL)

Its: President and CEO

X I hereby certify that the signature, name, and title
above are my signature, name, and title.

LANDLORD:

ARE-8000/9000/10000 VIRGINIA MANOR, LLC,

a Delaware limited liability company

By:Alexandria Real Estate Equities, L.P.,

a Delaware limited partnership,

managing member

By:ARE-QRS CORP.,

a Maryland corporation,

general partner

By:_/s/ Gregory Kay (SEAL)

Name: Gregory Kay

Title:_SVP – Real Estate Legal Affairs